UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2017

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.                                        Other Events.

On December 12, 2017, Iron Mountain Incorporated, or the Company, entered into an underwriting agreement, or the Underwriting Agreement, with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc. and Evercore Group L.L.C., as representatives of the several underwriters named therein, or the Underwriters, relating to the public offering by the Company of 14,500,000 shares, or the Firm Shares, of its common stock, par value $0.01 per share, or Common Stock. The offering price to the public for the Firm Shares is $37.00 per share, and the Company agreed to pay the Underwriters an underwriting commission of $1.38195 per share. Pursuant to the Underwriting Agreement, the Underwriters have a 30-day option to purchase from the Company up to an additional 2,175,000 shares, or the Option Shares, of Common Stock at the public offering price less the underwriting commission less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm shares but not payable on the Option Shares.

The offering is being made by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-209827) on file with the Securities and Exchange Commission, or the SEC. A prospectus supplement relating to the offering has been filed with the SEC. The closing of the offering took place on December 15, 2017.

The above description of the Underwriting Agreement is not complete and is subject to and qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits

1.1

Underwriting Agreement, dated December 12, 2017, by and among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc. and Evercore Group L.L.C., as representatives of the several underwriters named therein. (Filed herewith.)

5.1	Opinion of Weil, Gotshal & Manges LLP. (Filed herewith.)

8.1	Opinion of Sullivan & Worcester LLP as to tax matters. (Filed herewith.)

23.1	Consent of Weil, Gotshal & Manges LLP. (contained in Exhibit 5.1.)

23.2	Consent of Sullivan & Worcester LLP. (contained in Exhibit 8.1.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Stuart B. Brown
Name:	Stuart B. Brown
Title:	Executive Vice President and Chief Financial Officer

Date: December 15, 2017